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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 1998

                          NEXTLINK Communications, Inc.
              (Exact name of registrant as specific in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   333-4603                             91-1738221
                   --------                             ----------
           (Commission File Number)          (IRS Employer Identification No.)

                     500 108th Avenue NE, Bellevue, WA 98004
                     ---------------------------------------
               (Address of principal executive offices, including
                                    zip code)

                                 (425) 519-8900
                                  -------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                              ----------------------
          (Former name or former address, if changed since last report)






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Item 5.  Other Events.
---------------------

    On July 17, 1998, James Voelker announced his resignation as president and director of Nextlink Communications, Inc. (the "Registrant") and George Tronsrue was named as president of the Registrant.

    On July 17, 1998, the Registrant issued a press release announcing the resignation of Voelker as president and director of the Registrant and the appointment of Tronsrue as president of the Registrant; such press release is included herewith as exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

    (c) Exhibits:

          99.1 Press Release issued by the Registrant, dated July 17, 1998.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NEXTLINK COMMUNICATIONS, INC.



                                             By:  /s/ R. Bruce Easter, Jr.
                                                  -------------------------
                                             Name:  R. Bruce Easter, Jr.
                                             Title:  Vice President

                               Date: July 17, 1998

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                                  EXHIBIT INDEX

Exhibit
-------
  99.1   Press Release issued by the Registrant, dated July 17, 1998